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                                                                    EXHIBIT 10.4


                                 PMR CORPORATION

                        OUTSIDE DIRECTORS' NON-QUALIFIED
                            STOCK OPTION PLAN OF 1992

      SECTION 1. STATEMENT OF POLICY. The Board of Directors of PMR Corporation believes that it would be in the interest of the Corporation to adopt a stock option plan for its outside directors in order to encourage the acquisition of a personal proprietary interest in the Corporation by those directors of the Corporation who are not also employees of the Corporation. It is anticipated that stock ownership in the Corporation by such persons will stimulate their efforts and strengthen their desire to remain with the Corporation and will enable the Corporation from time to time to attract other persons of quality to become directors of the Corporation. This Plan, which is to be known as the Outside Directors Non-Qualified Stock Option Plan of 1992, is not intended to be qualified for preferential tax treatment as an incentive stock option plan under applicable provisions of the Code.

      SECTION 2. DEFINITIONS. When used in this Plan, unless the context otherwise requires:

      (a) "BOARD" shall mean the Board of Directors of the Corporation, as constituted from time to time, or any Committee appointed by the Board, as described in Section 3.

      (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "CORPORATION" shall mean PMR Corporation, a Delaware corporation.

      (d) "GRANTEE" shall mean an individual to whom an Option is granted pursuant to the terms and conditions of the Plan.

      (e) "OPTION" shall mean a stock option granted pursuant to the terms and conditions of the Plan.

      (f) "OUTSIDE DIRECTOR" shall mean a director of the Corporation who is not an employee of the Corporation or any Subsidiary.

      (g) "PLAN" shall mean this Outside Directors' Stock Option Plan of 1992, which was authorized by the Board on August 3, 1992, as amended from time to time.

      (h) "SHARE" shall mean a share of common stock of the Corporation.


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      (i) "SUBSIDIARY" shall mean any company of which stock possessing more than 50% of the total combined voting power of all classes of stock is owned by the Corporation or by a Subsidiary of the Corporation, including corporations which become Subsidiaries after the date of adoption of this Plan.

      SECTION 3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board or by a Committee appointed by the Board, provided that no outside director shall sit on such Committee and no Outside Director shall vote on issues related to the Plan. Any member of said Committee so appointed may be removed at any time, with or without cause by the Board, and all vacancies on said Committee shall be filled by action of the Board. If the Committee is appointed, rules for the notice and conduct of Committee meetings and action to administer the Plan shall be prescribed by the Board. (Hereinafter, all references to the Board shall be deemed to apply to any such Committee so appointed by the Board.)

      SECTION 4. OPTION SHARES. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed five hundred twenty-five thousand (525,000). The Shares shall consist of authorized but unissued Shares. If any Option shall expire or terminate for any reason, without having been exercised in full, Options for the unpurchased Shares subject thereto may again be granted under the Plan.

      SECTION 5. TIME FOR GRANTING OPTIONS. Options may be granted by the Board pursuant to this Plan at any time as long as Shares reserved to this Plan shall remain unissued; provided, that, unless otherwise determined by the Board, options shall be granted annually as of the date of the regular meeting of the Board closest to the anniversary date of the Plan.

      SECTION 6. PERSONS ELIGIBLE. All Outside Directors shall be eligible to receive Options pursuant to the terms of this Plan.

      SECTION 7. AMOUNT LIMITATIONS ON GRANT OF OPTIONS. The number of Shares to be optioned to eligible persons shall be determined by the Board in its sole discretion; provided, however, that, unless otherwise determined by the Board, each person who is an Outside Director of the Corporation at the time of the regular meeting referenced in Section 6 shall be granted an Option to purchase fifteen thousand (15,000) Shares.

      SECTION 8. FORM OF OPTIONS. The written evidence of Options shall be determined from time to time by the Board. An Option Agreement signed by the Chairman of the Board or the President or a Vice President, attested by the Treasurer or Assistant Treasurer or Secretary or Assistant Secretary of the Corporation, and having the seal of the Corporation affixed thereto, shall be issued to each Grantee. Each Option


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Agreement shall specify the maximum number of Shares for which it may be exercised assuming that it fully vests in the Grantee ("Maximum Number of Shares").

      SECTION 9. TERM AND VESTING OF OPTIONS. Unless otherwise determined by the Board, an Option shall vest in the Grantee and shall be exercisable by the Grantee only to the following extent:

      (a) Thirty percent ( 30% ) of the Maximum Number of Shares shall vest in the Grantee upon the grant of the Option; and

      (b) Subject to Section 15, on each of the first, second and third anniversaries of the date of grant of the Option, the Option shall vest in the Grantee to the extent of an additional twenty-three and one-third percent (23.33%) of the Maximum Number of Shares.

At any time, subject to Section 12, a Grantee may exercise his Option for all or any portion of the Maximum Number of Shares which is then vested. Unless otherwise determined by the Board, and subject to Sections 12 and 15, each vested portion of an Option shall be exercisable for a term of five (5) years from the date of vesting. Upon expiration of any such term, any vested portion of an Option not exercised in full shall expire and be of no further force or effect.

Notwithstanding the foregoing provisions under this Section 9, upon a Change in Control (as defined below) this Option shall be fully vested. For purposes of this Section 9, a "Change in Control" shall occur upon any of the following events:

            (i) The Company is merged, consolidated or reorganized into or with another corporation, partnership, limited liability company, or other entity or person, and as a result of such merger, consolidation or reorganization less than 70% of the combined voting power of the then-outstanding securities of such corporation, partnership, limited liability company, or other entity or person immediately after such transaction are held in the aggregate by holders of voting securities of the Company immediately prior to such transaction;

            (ii) The Company sells all or substantially all of its assets to any other corporation, partnership, limited liability company, or other entity or person, and thereafter, less than 70% of the combined voting power of the then-outstanding voting securities of the acquiring or consolidated entity are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale;

            (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") disclosing that any person (as the term


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"person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act)
has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
Act) representing 30% or more of the combined voting power of the then-outstanding voting securities of the Company;

            (iv) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 5(b) or Item 14 of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

            (v) During any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority of the Board of Directors of the Company unless the election or the nomination for election by the Company's shareholders of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of such two (2)-year period.

      SECTION. 10. ASSIGNABILITY OF OPTIONS. During the lifetime of the Grantee, the Option may be exercised only by him. Options and all rights thereunder shall be nonassignable and nontransferable by the Grantee other than by will or the laws of descent and distribution and in accordance with Sections 12 and 15(b) hereof.

      SECTION 11. OPTION PRICE. The price per share of the shares to be purchased pursuant to the exercise of any option shall be as fixed by the Board, but in no event shall be less than the fair market value of a Share on the day on which the Option is granted. Fair market value shall be determined as provided in Section 20.2031-2 of the Federal Estate Tax Regulations and, if not inconsistent therewith, shall be the published closing bid price for such Shares on the largest public market to which they have been admitted for trading.

                               EXERCISE OF OPTIONS

      SECTION 12. HOW TO EXERCISE OPTION. An Option shall be exercised by delivery of a duly signed notice in writing specifying the number of Shares to be purchased making reference to the Option Agreement, together with the full purchase price of the Shares to be purchased, to the Secretary or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same; provided, however, that no


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Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or government' order or regulation.

      SECTION 13. PAYMENT FOR SHARES. Payment for the Shares purchased pursuant to the exercise of an Option, including reimbursement to the Corporation of any funds it must set aside as withholding taxes, if any, on such portion of the price as may be determined to be income subject to withholding, shall be made at the time of the exercise of the Option, in cash or by check payable to the order of the Corporation or, if approved in each case by the Board, by one of the following: (i) delivery to the Corporation of cash for at least 25% of the Option price, plus the Grantee's promissory note which shall bear interest at the rate of 9% per annum, which shall be payable over a period not to exceed two years from the date of exercise, and which shall be secured by a pledge of the Shares so purchased; or (ii) delivery to the Corporation of a number of Shares already owned by the Grantee which Shares have an aggregate market value equal to the aggregate Option price; or (iii) such other method of payment as the Board may determine, but in all cases only to the extent that the Board determines such payment or method of payment is good and legal consideration for the Shares purchased. The Corporation may lend money or guaranty loans by third parties to any individual finance the exercise of any Option granted under the Plan or to carry Shares thereby acquired, in all cases to the extent that counsel for the Corporation determines such loan or guaranty to be in conformity with applicable provisions of law.

      SECTION 14. COMPLIANCE WITH SECURITIES LAWS. Within a reasonable time after the due exercise of an Option, the Corporation shall cause to be delivered to the Grantee a certificate for the Shares purchased pursuant to the exercise of the option. The Corporation may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation as the Corporation shall determine to be necessary or advisable. Any person exercising an Option shall make such representations (including representations to the effect that such person will not dispose of such Shares in violation of the federal securities laws, if required by the Corporation) and furnish such information as may in the opinion of counsel for the Corporation be appropriate to permit the Corporation, in light of the existence or nonexistence of an effective Registration Statement under the Securities Act of 1933, with respect to such shares, to issue the Shares in compliance with the provisions of that or any comparable act. The Corporation may place any appropriate legend on any certificate evidencing the Shares. Nothing herein shall be deemed to require that the Corporation file or amend a Registration Statement.


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      SECTION 15. TERMINATION OF SERVICE AS DIRECTOR.

      (a) In general, any unvested portion of an Option shall terminate at the close of business on the date on which the Grantee ceases to provide services to the Corporation for any reason whatsoever as a director, consultant, or employee.

      (b) Notwithstanding the foregoing, if the cessation of the Grantee's service as a director is due to the death or permanent and total disability (as defined in Section 22(e)(3) of the Code) of the Grantee, any unvested portion of an Option which would have vested within the unserved portion of such Grantee's term as a director shall vest as scheduled.

      (c) Nothing contained herein or in any Option Agreement shall be construed to confer upon any director any right to continue to serve as a director of the Corporation or any Subsidiary or to derogate from any right of the Corporation or any Subsidiary.

      SECTION 16. ADJUSTMENT OF OPTIONED SHARES. If, prior to the complete exercise of any Option, there shall be declared and paid a stock dividend upon the Shares, or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, or if the Corporation shall merge or consolidate with another corporation, then, in any such event, the Option, to the extent that it has not been exercised, shall entitle the holder upon its future exercise to such number and kind of securities or other property, subject to the terms of the Option, to which the holder would have been entitled had such holder actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification, substitution, merger or consolidation; and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares of the Corporation were being purchased thereunder, provided that no fractions shall be issued and the aggregate purchase price shall be appropriately reduced on account of any fractions not so issued. If any such event should occur, the number of Shares, with respect to which Options remain to be granted or with respect to which Options may be re-granted, shall be similarly adjusted.

                      RULES, AMENDMENTS AND INTERPRETATION

      SECTION 17. AMENDMENT. Except as provided in Section 18, the Board may at any time withdraw or amend the Plan and the terms and conditions of any Options not previously granted, and the Board, with the consent of the affected holder of an Option, may at any time withdraw or amend the Plan and the terms and conditions of any Option, which previously have been granted.

      SECTION 18. AMENDMENTS REQUIRING STOCKHOLDERS' APPROVAL. Notwithstanding the provisions of Section 17, any amendment which has the effect of


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conforming this Plan to the requirements for an Incentive Stock Option Plan as set forth in the Code shall not be effective unless approved by the shareholders of the Corporation at a meeting called for such purpose within twelve months before or after the adoption of such amendment by the Board.

      SECTION 19. INTERPRETATION. A determination of the Board as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final.

      SECTION 20. RULES AND REGULATIONS. The Board may establish and revise such rules, regulations and take such other actions with respect to the Plan as are not inconsistent with the resolutions of the shareholders authorizing the Plan, and as the Board deems advisable to make the Plan and Options effective and provide for their administration.

      SECTION 21. EFFECTIVENESS OF THE PLAN. The Plan is effective as of August 3, 1992.


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